                            CALENERGY COMPANY, INC.,
                                   AS ISSUER

                                       TO

                             THE BANK OF NEW YORK,
                                   AS TRUSTEE



                                ----------------

                                   INDENTURE

                          DATED AS OF AUGUST 12, 1997
                                ----------------




                                  $231,958,800


                 (SUBJECT TO INCREASE TO UP TO $278,350,600 IN
                THE EVENT AN OVER-ALLOTMENT OPTION IS EXERCISED)


                     6 1/2% CONVERTIBLE JUNIOR SUBORDINATED
                              DEBENTURES DUE 2027

                            CalEnergy Company, Inc.

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                                               Indenture
  Act Section                                                                                                  Section
---------------                                                                                               -----------
ss.310(a)(1)        .......................................................................      609
         (a)(2)     .......................................................................      609
         (a)(3)     .......................................................................      Not Applicable
         (a)(4)     .......................................................................      Not Applicable
         (b)        .......................................................................      608, 610
ss. 311(a)          .......................................................................      613
         (b)        .......................................................................      613
ss. 312(a)          .......................................................................      701
                    .......................................................................      702(a)
         (b)        .......................................................................      702(b)
         (c)        .......................................................................      702(c)
ss. 313(a)          .......................................................................      703(a)
         (a)(4)     .......................................................................      101, 1004
         (b)        .......................................................................      703(a)
         (c)        .......................................................................      703(a)
         (d)        .......................................................................      703(b)
ss. 314(a)          .......................................................................      704
         (b)        .......................................................................      Not Applicable
         (c)(1)     .......................................................................      102
         (c)(2)     .......................................................................      102
         (c)(3)     .......................................................................      Not Applicable
         (d)        .......................................................................      Not Applicable
         (e)        .......................................................................      102
ss. 315(a)          .......................................................................      601
         (b)        .......................................................................      602
         (c)        .......................................................................      601
         (d)        .......................................................................      601
         (e)        .......................................................................      514
ss. 316(a)          .......................................................................      101
         (a)(1)(A)  .......................................................................      502
                    .......................................................................      512
         (a)(1)(B)  .......................................................................      513
         (a)(2)     .......................................................................      Not Applicable
         (b)        .......................................................................      508
         (c)        .......................................................................      104(c)
ss. 317(a)(1)       .......................................................................      503
         (a)(2)     .......................................................................      504
         (b)        .......................................................................      1003
ss. 318(a)          .......................................................................      107

--------------
         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                             TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
Parties ................................................................................................  1
Recitals of the Company ................................................................................  1


                                                ARTICLE ONE

                                     Definitions and Other Provisions
                                          of General Application.......................................  2

SECTION 101.  Definitions .............................................................................  2

Act ...................................................................................................  3

Additional Interest ...................................................................................  3

Additional Payments ...................................................................................  3

Adverse Tax Consequence ...............................................................................  3

Affiliate .............................................................................................  3

Agent .................................................................................................  3

Board of Directors ....................................................................................  3

Board Resolution ......................................................................................  3

Business Day ..........................................................................................  4

Change in Tax Law .....................................................................................  4

Closing Price .........................................................................................  4

Commission ............................................................................................  4

Common Securities .....................................................................................  4

Common Stock ..........................................................................................  4

Company ...............................................................................................  4

Company Request .......................................................................................  5

Compounded Interest ...................................................................................  5

Conversion Agent ......................................................................................  5

Conversion Date .......................................................................................  5

                                            iii



                                                                                                         Page
                                                                                                         ----

Corporate Trust Office ................................................................................  5

Declaration ...........................................................................................  5

Defaulted Interest ....................................................................................  5

Delaware Trustee ......................................................................................  5

Event of Default ......................................................................................  6

Extended Interest Payment Period ......................................................................  6

Guarantee .............................................................................................  6

Holder  ...............................................................................................  6

Indenture .............................................................................................  6

Initial Purchasers ....................................................................................  6

Interest Payment Date .................................................................................  6

Investment Company Event ..............................................................................  6

Maturity ..............................................................................................  6

Notice of Conversion ..................................................................................  7

Officer's Certificate .................................................................................  7

Opinion of Counsel ....................................................................................  7

Outstanding ...........................................................................................  7

Paying Agent ..........................................................................................  8

Person  ...............................................................................................  8

Predecessor Security ..................................................................................  8

Preferred Securities ..................................................................................  8

Property Trustee ......................................................................................  8

Purchase Agreement ....................................................................................  8

Redemption Date .......................................................................................  8

Redemption Price ......................................................................................  8


                                       iv



                                                                                                         Page
                                                                                                         ----



Reference Date ........................................................................................  8

Registration Default ..................................................................................  8

Registration Rights Agreement .........................................................................  9

Regular Record Date ...................................................................................  9

Regular Trustee .......................................................................................  9

Responsible Officer ...................................................................................  9

Restricted Securities Legend ..........................................................................  9

Securities ............................................................................................  9

Security Register .....................................................................................  9

Senior Indebtedness ...................................................................................  9

Shelf Registration Statement .......................................................................... 10

Special Event ......................................................................................... 10

Special Record Date ................................................................................... 10

Stated Maturity ....................................................................................... 10

Subsidiary ............................................................................................ 10

Tax Event ............................................................................................. 10

Trading Day ........................................................................................... 11

Trust  ................................................................................................ 11

Trustee  .............................................................................................. 11

Trust Indenture Act ................................................................................... 11

Trust Securities ...................................................................................... 12

Vice President ........................................................................................ 12

Voting Stock .......................................................................................... 12



                                                                                                         Page
                                                                                                         ----

SECTION 102.               Compliance Certificates and Opinions .......................................  12

SECTION 103.               Form of Documents Delivered to Trustee .....................................  13

SECTION 104.               Acts of Holders; Record Dates ..............................................  13

SECTION 105.               Notices, Etc., to Trustee and the
                           Company ....................................................................  15

SECTION 106.               Notice to Holders; Waiver ..................................................  16

SECTION 108.               Effect of Headings and Table of
                           Contents ...................................................................  17

SECTION 109.               Successors and Assigns .....................................................  17

SECTION 110.               Separability Clause ........................................................  17

SECTION 111.               Benefits of Indenture ......................................................  17

SECTION 112.               Governing Law ..............................................................  17

SECTION 113.               Legal Holidays .............................................................  17



                                                ARTICLE TWO

                           Security Forms ............................................................. 18

SECTION 201.               Forms Generally ............................................................ 18

SECTION 202.               Initial Issuance to Property Trustee ....................................... 18



                                               ARTICLE THREE

                           The Securities ............................................................. 20

SECTION 301.               Title and Terms ............................................................ 20

SECTION 302.               Denominations .............................................................. 21

SECTION 303.               Execution, Authentication, Delivery and
                           Dating ..................................................................... 22

SECTION 304.               Temporary Securities ....................................................... 22


                                       vi



                                                                                                        Page
                                                                                                        ----

SECTION 305.               Registration, Registration of Transfer
                           and Exchange ............................................................... 23

SECTION 306.               Mutilated, Destroyed, Lost and Stolen
                           Securities ................................................................. 24

SECTION 307.               Payment of Interest; Interest Rights
                           Preserved .................................................................. 25

SECTION 308.               Persons Deemed Owners ...................................................... 27

SECTION 309.               Cancellation ............................................................... 27

SECTION 310.               Right of Set Off ........................................................... 28

SECTION 311.               CUSIP Numbers .............................................................. 28

SECTION 312.               Extension of Interest Payment Period;
                           Notice of Extension ........................................................ 28

SECTION 313.               Paying Agent, Security Registrar and
                           Conversion Agent ........................................................... 30



                                               ARTICLE FOUR

                                        Satisfaction and Discharge .................................... 32

SECTION 401.               Satisfaction and Discharge of Indenture .................................... 32

SECTION 402.               Application of Trust Money ................................................. 33



                                               ARTICLE FIVE

                                                 Remedies ............................................. 33

SECTION 501.               Events of Default .......................................................... 33

SECTION 502.               Acceleration of Maturity; Rescission and
                           Annulment .................................................................. 35

SECTION 503.               Collection of Indebtedness and Suits for
                           Enforcement by Trustee ..................................................... 36

SECTION 504.               Trustee May File Proofs of Claim ........................................... 37



                                               vii



                                                                                                        Page
                                                                                                        ----

SECTION 505.               Trustee May Enforce Claims Without
                           Possession of Securities ................................................... 38

SECTION 506.               Application of Money Collected ............................................. 38

SECTION 507.               Limitation on Suits ........................................................ 38

SECTION 508.               Unconditional Right of Holders to
                           Receive Principal and Interest and
                           Convert .................................................................... 39

SECTION 509.               Restoration of Rights and Remedies ......................................... 40

SECTION 510.               Rights and Remedies Cumulative ............................................. 40

SECTION 511.               Delay or Omission Not Waiver ............................................... 40

SECTION 512.               Control by Holders ......................................................... 40

SECTION 513.               Waiver of Past Defaults .................................................... 41

SECTION 514.               Undertaking for Costs ...................................................... 41

SECTION 515.               Waiver of Stay or Extension Laws ........................................... 42

SECTION 516.               Enforcement by Holders of Preferred
                           Securities ................................................................. 42



                                                ARTICLE SIX

                                                The Trustee ........................................... 43

SECTION 601.               Certain Duties and Responsibilities ........................................ 43

SECTION 602.               Notice of Defaults ......................................................... 43

SECTION 603.               Certain Rights of Trustee .................................................. 44

SECTION 604.               Not Responsible for Recitals or Issuance
                           of Securities .............................................................. 45

SECTION 605.               May Hold Securities ........................................................ 45

SECTION 606.               Money Held in Trust ........................................................ 45

SECTION 607.               Compensation and Reimbursement ............................................. 46



                                              viii



                                                                                                        Page
                                                                                                        ----

SECTION 608.               Disqualification; Conflicting Interests .................................... 47

SECTION 609.               Corporate Trustee Required; Eligibility .................................... 47

SECTION 610.               Resignation and Removal; Appointment of
                           Successor .................................................................. 47

SECTION 611.               Acceptance of Appointment by Successor ..................................... 49

SECTION 612.               Merger, Conversion, Consolidation or
                           Succession to Business ..................................................... 49

SECTION 613.               Preferential Collection of Claims
                           Against Company ............................................................ 50



                                               ARTICLE SEVEN

                                        Holders' Lists and Reports
                                          by Trustee and Company ...................................... 50

SECTION 701.               Company to Furnish Trustee Names and Ad-
                           dresses of Holders ......................................................... 50

SECTION 702.               Preservation of Information; Communica-
                           tions to Holders ........................................................... 50

SECTION 703.               Reports by Trustee ......................................................... 51

SECTION 704.               Reports by Company ......................................................... 51



                                               ARTICLE EIGHT

                                    Consolidation, Merger, Conveyance,
                                             Transfer or Lease ........................................ 52

SECTION 801.               Company May Consolidate, Etc., Only on
                           Certain Terms .............................................................. 52

SECTION 802.               Successor Substituted ...................................................... 53



                                               ix



                                                                                                        Page
                                                                                                        ----

                                               ARTICLE NINE

                           Supplemental Indentures .................................................... 53

SECTION 901.               Supplemental Indentures Without Consent
                           of Holders ................................................................. 53

SECTION 902.               Supplemental Indentures with Consent of
                           Holders .................................................................... 54

SECTION 903.               Execution of Supplemental Indentures ....................................... 56

SECTION 904.               Effect of Supplemental Indentures .......................................... 56

SECTION 905.               Conformity with Trust Indenture Act ........................................ 56

SECTION 906.               Reference in Securities to Supplemental
                           Indentures ................................................................. 57



                                                ARTICLE TEN

                                        Covenants; Representations
                                              and Warranties .......................................... 57

SECTION 1001.              Payment of Principal and Interest .......................................... 57

SECTION 1002.              Maintenance of Office or Agency ............................................ 57

SECTION 1003.              Money for Security Payments to Be Held
                           in Trust ................................................................... 58

SECTION 1004.              Statement by Officers as to Default ........................................ 59

SECTION 1005.              Limitation on Dividends; Covenants as to
                           the Trust .................................................................. 59

SECTION 1006.              Payment of Expenses of the Trust ........................................... 60

SECTION 1007.              Registration Rights ........................................................ 61




                                                x



                                                                                                        Page
                                                                                                        ----


                                              ARTICLE ELEVEN

                                         Redemption of Securities;
                                   Conditional Right to Shorten Maturity .............................. 63

SECTION 1101.              Right of Redemption ........................................................ 63

SECTION 1102.              Applicability of Article ................................................... 64

SECTION 1103.              Election to Redeem; Notice to Trustee ...................................... 64

SECTION 1104.              Selection by Trustee of Securities to Be
                           Redeemed ................................................................... 64

SECTION 1105.              Notice of Redemption ....................................................... 65

SECTION 1106.              Deposit of Redemption Price ................................................ 66

SECTION 1107.              Securities Payable on Redemption Date ...................................... 66

SECTION 1108.              Securities Redeemed in Part ................................................ 66

SECTION 1109.              Optional Redemption ........................................................ 67

SECTION 1110.              Conditional Right to Shorten Maturity;
                           Tax Event Redemption ....................................................... 68



                                              ARTICLE TWELVE

                                        Subordination of Securities ................................... 69

SECTION 1201.              Agreement to Subordinate ................................................... 69

SECTION 1202.              Default on Senior Indebtedness ............................................. 69

SECTION 1203.              Liquidation; Dissolution; Bankruptcy ....................................... 70

SECTION 1204.              Subrogation ................................................................ 71

SECTION 1205.              Trustee to Effectuate Subordination ........................................ 73

SECTION 1206.              Notice by the Company ...................................................... 73

SECTION 1207.              Rights of the Trustee; Holders of Senior
                           Indebtedness ............................................................... 74

SECTION 1208.              Subordination May Not Be Impaired .......................................... 74

                                       xi



                                                                                                        Page
                                                                                                        ----




                                             ARTICLE THIRTEEN

                                         Conversion of Securities ..................................... 75

SECTION 1302.              Conversion Procedures ...................................................... 76

SECTION 1303.              Conversion Price Adjustments ............................................... 78

SECTION 1304.              Reclassification, Consolidation, Merger
                           or Sale of Assets .......................................................... 84

SECTION 1305.              Notice of Adjustments of Conversion
                           Price ...................................................................... 85

SECTION 1306.              Prior Notice of Certain Events ............................................. 85

SECTION 1307.              Certain Defined Terms ...................................................... 86

SECTION 1308.              Dividend or Interest Reinvestment Plans .................................... 87

SECTION 1309.              Certain Additional Rights .................................................. 87

SECTION 1310.              Restrictions on Common Stock Issuable
                           Upon Conversion ............................................................ 88

SECTION 1311.              Trustee Not Responsible for Determining
                           Conversion Price or Adjustments ............................................ 89



                                             ARTICLE FOURTEEN

                                 Immunity of Incorporators, Stockholders,
                                          Officers and Directors ...................................... 89


EXHIBIT A                  Form of the Security

ANNEX I Form of Amended and Restated Declaration of Trust among the Company, as Sponsor, The Bank of New York, The Bank Of New York (Delaware), and Steven A. McArthur, Craig Hammett and Gregory Abel, as trustees, dated as of August 12, 1997.
--------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of August 12, 1997, between CalEnergy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

                  WHEREAS, CalEnergy Capital Trust III, a Delaware business trust (the "Trust"), formed under the Amended and Restated Declaration of Trust among the Company, as Sponsor, The Bank of New York, as property trustee (the "Property Trustee"), and The Bank of New York (Delaware) (the "Delaware Trustee") and Steven A. McArthur, Craig Hammett and Gregory Abel, as trustees, dated as of August 12, 1997 (the "Declaration"), pursuant to the Purchase Agreement (the "Purchase Agreement") dated August 7, 1997, among the Company, the Trust and the Initial Purchasers named therein, will issue and sell up to 4,500,000 (or 5,400,000 if the over-allotment option is exercised in full) of its 6 1/2% Convertible Preferred Securities (the "Preferred Securities") with a liquidation preference of $50 per Preferred Security, having an aggregate liquidation amount with respect to the assets of the Trust of $225,000,000 (or $270,000,000 if the over-allotment option is exercised in full);

                  WHEREAS, the trustees of the Trust, on behalf of the Trust, will execute and deliver to the Company Common Securities evidencing an ownership interest in the Trust, registered in the name of the Company, in an aggregate amount equal to three percent of the capitalization of the Trust, equivalent to 139,176 Common Securities (or 167,012 Common Securities if the over-allotment option is exercised in full), with a liquidation preference of $50 per Common Security, having an aggregate liquidation amount with respect to the assets of the Trust of $6,958,800 (or $8,350,600 if the over-allotment option is exercised in full) (the "Common Securities");

                  WHEREAS, the Trust will use the proceeds from the sale of the Preferred Securities and the Common Securities to purchase from the Company Securities (as defined below) in an aggregate principal amount of $231,958,800 (or $278,350,600 if the over-allotment option is exercised in full);

                  WHEREAS, the Company is guaranteeing the payment of distributions on the Preferred Securities, and payment of the Redemption Price and payments on liquidation with respect to the Preferred Securities, to the extent provided in the Preferred Securities Guarantee Agreement (the "Guarantee") between the Company and The Bank of New York, as guarantee trustee, for the benefit of the holders of the Preferred Securities from time to time;

                  WHEREAS, the Company has duly authorized the creation of an issue of its 6 1/2% Convertible Junior Subordinated Debentures Due 2027 (the "Securities"), of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

                  WHEREAS, so long as the Trust is a Holder of Securities, and any Preferred Securities are outstanding, the Declaration provides that the holders of Preferred Securities may cause the Conversion Agent to (a) exchange such Preferred Securities for Securities held by the Trust and (b) immediately convert such Securities into Common Stock; and

                  WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                              of General Application
I
SECTION 101. Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Interest" has the meaning specified in
Section 301.

                  "Additional Payments" means Compounded Interest and Additional Interest, if any.

                  "Adverse Tax Consequence" means each of the circumstances referred to in clauses (i), (ii) and (iii) of the first sentence of the definition of "Tax Event."

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York are authorized or required by any applicable law or executive order to remain closed.

                  "Change in Tax Law" has the meaning specified in the definition of "Tax Event."

                  "Closing Price" has the meaning specified in
Section 1307.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities" has the meaning specified in the recitals to this Instrument.

                  "Common Securities Guarantee" means any guarantee that the Company may enter into for the benefit of holders of Common Securities of the Trust.

                  "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Article Thirteen, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, a Vice President, its Treasurer or its Secretary, and delivered to the Trustee.

                  "Compounded Interest" has the meaning specified in
Section 312.

                  "Conversion Agent" means the Person appointed to act on behalf of the holders of Preferred Securities in effecting the conversion of Preferred Securities as and in the manner set forth in the Declaration and
Section 1302 hereof.

                  "Conversion Date" has the meaning specified in
Section 1302.

                  "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 101 Barclay Street, Floor 21 West, New York, New York 10286.

                  "Declaration" has the meaning specified in the Recitals to this instrument.

                  "Defaulted Interest" has the meaning specified in
Section 307.

                  "Delaware Trustee" has the meaning specified in the Recitals to this instrument.

                  "Depositary" means, with respect to any Securities issued in the form of one or more Global Security, a clearing agency registered under the Exchange Act that is dedicated to act as Depositary for the Securities.

                  "Direct Action" means a proceeding instituted by a holder of Preferred Securities directly against the Company to enforce rights under the Securities in certain circumstances, as specified in Section 516.

                  "Dissolution Event" means that the Trust is to be dissolved in accordance with the Declaration and the Securities held by the Property Trustee are to be distributed to the holders of Trust Securities issued by The Trust pro rata in accordance with the Declaration.

                  "Event of Default" has the meaning specified in
Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Extended Interest Payment Period" has the meaning specified in Section 312.

                  "Global Security" has the meaning specified in
Section 314.

                  "Guarantee" has the meaning specified in the Recitals to this instrument.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and shall include the terms of the Securities.

                  "Initial Purchasers," with respect to the Preferred Securities, means Credit Suisse First Boston Corporation and Lehman Brothers Inc.

                  "Interest Payment Date" has the meaning specified in Section 301.

                  "Investment Company Event" has the meaning specified in the Declaration.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Maturity Date" means the date on which the Securities mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any.

                  "Non Book-Entry Preferred Securities" has the meaning specified in Section 314.

                  "Notice of Conversion" means the notice to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Securities and to convert such Securities into Common Stock on behalf of such holder.

                  "Officer's Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Trustee. The officer signing an Officer's Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities or portions of Securities are to be redeemed prior to maturity, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
(iii) Securities which have been paid pursuant to Section 306, converted into Common Stock pursuant to Section 1301, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the

Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, company, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Securities" has the meaning specified in the Recitals to this instrument.

                  "Property Trustee" has the meaning specified in the Recitals to this instrument.

                  "Purchase Agreement" has the meaning specified in the Recitals to this instrument.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Reference Date" has the meaning specified in
Section 1303(c).

                  "Registration Default" has the meaning specified in Section 1007.

                  "Registration Rights Agreement" has the meaning specified in Section 1007.

                  "Regular Record Date" has the meaning specified in
Section 301.

                  "Regular Trustee" means any trustee of the Trust other than the Property Trustee and the Delaware Trustee.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Securities Legend" has the meaning specified in Section 202.

                  "Securities" has the meaning specified in the Recitals to this instrument.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Senior Indebtedness" means in respect of the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness issued after the date of original issuance of the Securities that is by its terms subordinated to or pari passu with the Securities and (2) any indebtedness (including all other debt securities and guarantees in respect of those debt securities) initially issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities which by their terms rank pari passu with, or junior to, the Preferred Securities.

                  "Shelf Registration Statement" has the meaning specified in Section 1007.

                  "Special Event" has the meaning specified in the Declaration.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Compounded Interest), of such Security or such installment of interest is due and payable, as such date may, in the case of the stated maturity of the principal on any Security, be shortened as provided pursuant to the terms of such Security and this Indenture and, in the case of any installment of interest, subject to the deferral of such date in the case of any Extended Interest Payment Period.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "Tax Event" means that the Company shall have obtained an opinion of nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after August 7, 1997), which amendment or change is effective, is enacted or which interpretation or pronouncement is announced on or after August 7, 1997 (collectively, a "Change In Tax Law"), there is more than an insubstantial risk that (i) the Trust is or will be subject to United States federal income tax with respect to interest received on the Securities, (ii) interest payable to the Trust on the Securities is not or will not be deductible for United States federal income tax purposes or
(iii) the Trust is or will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges of whatever nature imposed by the United States, or any other taxing authority. Notwithstanding anything in the previous sentence to the contrary, a Tax Event shall not include any Change in Tax Law that requires the Company for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Securities until the interest payment related to such OID is paid by the Company in money; provided, that such Change in Tax Law does not create more than an insubstantial risk that the Company will be prevented from taking a deduction for OID accruing with respect to the Securities at a date that is no later than the date the interest payment related to such OID is actually paid by the Company in money.

                  "Trading Day" has the meaning specified in
Section 1307.

                  "Trust" has the meaning specified in the Recitals to this instrument.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Securities" means Common Securities and
Preferred Securities.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 102.               Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the applicable requirements of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments

(and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the date such action is taken.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount, in each case, by specifying the same in a written notice to the Company.

SECTION 105. Notices, Etc., to Trustee and the Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 113. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment

Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 Security Forms

SECTION 201. Forms Generally.

                  The Securities and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  The definitive Securities shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Initial Issuance to Property Trustee.

                  The Securities initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without distribution coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

                  THIS SECURITY HAS AND ANY COMMON STOCK (AND RELATED RIGHTS) ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER ("RULE 144A"). THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF CALENERGY COMPANY, INC. (THE "COMPANY") THAT: (I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D) OR (E) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                 ARTICLE THREE

                                 The Securities

SECTION 301. Title and Terms.

                  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to the sum of (a) $231,958,800 and (b) such aggregate principal amount (which may not exceed $278,350,600 aggregate principal amount) of Securities, if any, as shall be purchased by the Trust pursuant to an over-allotment option in accordance with the terms and provisions of the Purchase Agreement, dated August 7, 1997, among the Company, the Trust and the Initial Purchasers named therein, except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1108 or 1301.

                  The Securities shall be known and designated as the "6 1/2% Convertible Junior Subordinated Debentures Due 2027" of the Company. Their Stated Maturity shall be September 1, 2027, which date may be shortened, subject to the conditions specified in Section 1110 of this Indenture, to a date not earlier than August 10, 2012, and they shall bear interest at the rate of 6 1/2% per annum from August 12, 1997 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on March 1, June 1, September 1 and December 1 (each an "Interest Payment Date") of each year, commencing September 1, 1997 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the date which is 15 days prior to each Interest Payment Date (the "Regular Record Date"). Interest will compound quarterly and will accrue at the rate of 6 1/2% per annum on any interest installment in arrears for more than one quarter or during an extension of an interest payment period as set forth in Section 312 hereof.

                  The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest in computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  If at any time while the Property Trustee is the Holder of any Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding, transfer or stamp taxes) imposed by the United States, or any other taxing authority, then, in any case, the Company will pay as additional interest ("Additional Interest") on the Securities held by the Property Trustee, such additional amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other government charges been imposed.

                  The principal of and interest on the Securities shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be redeemable as provided in Article Eleven hereof.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve hereof.

                  The Securities shall be convertible as provided in Article Thirteen hereof.

SECTION 302. Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $50 and integral multiples thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305. Registration, Registration of Transfer and Exchange.

                  (a)  General.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1108 or 1301 not involving any transfer.

                  The Company shall not be required (i) in the case of a partial redemption of the Securities, to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (b)  Transfer Procedures and Restrictions.

                  The Securities may not be transferred except in compliance with the Restricted Securities Legend unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Securities to the holders of the Preferred Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 901(6) to provide for transfer procedures and restrictions with respect to the Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Compounded Interest), which were carried by such other Security.

                  In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Payments) on the Securities being converted, which shall be deemed to be paid in full.

SECTION 308. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest (including Additional Payments) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy the certificates representing such cancelled Securities.

SECTION 310. Right of Set Off.

                  Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee.

SECTION 311. CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 312. Extension of Interest Payment Period; Notice of Extension.

                  (a) The Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (an "Extended Interest Payment Period") during which Extended Interest Payment Period no interest (including any Additional Payments) shall be due and payable; provided, that no Extended Interest Payment Period may extend beyond the Maturity Date, as then in effect, or any earlier Redemption Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period, will bear interest thereon at 6 1/2% compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any Additional Payments that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Registrar on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the expiration of any Extended Interest Payment Period, the Company may elect to continue to defer payments of interest for another consecutive Extended Interest Payment Period; provided, that any such Extended Interest Payment Period, together with all such previous and consecutive Extended Interest Payment Periods, shall not exceed 20 consecutive quarters and shall not extend beyond the Maturity Date, as then in effect. Upon the expiration of any Extended Interest Payment Period and upon the payment of all Additional Payments, if any, then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof.

                  (b) If the Property Trustee is the sole Holder of the Securities at the time the Company selects an Extended Interest Payment Period, the Company shall give written notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extended Interest Payment Period at least one Business Day prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

                  (c) If the Property Trustee is not the sole holder of the Securities at the time the Company selects an Extended Interest Payment Period, the Company shall give the Holders of the Securities and the Trustee written notice of its selection of an Extended Interest Payment Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Company is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Securities of the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date.

                  (d) The quarter in respect of which any notice is given pursuant to paragraphs (b) and (c) hereof shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under paragraph
(a) hereof.

SECTION 313. Paying Agent, Security Registrar and Conversion Agent.

                  The Trustee will initially act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

SECTION 314.               Global Security.

                  (a)  In connection with a Dissolution Event,

                           (i)      the Securities in certificated form may
be presented to the Trustee by the Property Trustee in exchange for a global Security in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities (a "Global Security"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees. The Company upon any such presentation shall execute a Global Security in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture. Payments on the Securities issued as a Global Security will be made to the Depositary; and

                           (ii)      if any Preferred Securities are held in
non book-entry certificated form, the Securities in certificated form may be presented to the Trustee by the Property Trustee and any certificates which represent Preferred Securities, other than Preferred Securities held by the Depositary or its nominee ("Non Book-Entry Preferred Securities"), will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such certificates representing Preferred Securities are presented to the Security Registrar for transfer or reissuance at which time such certificates representing Preferred Securities will be cancelled and a Security, registered in the name of the holder of the certificate representing Preferred Securities or the transferee of the holder of such certificate representing Preferred Securities, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the certificate representing Preferred Securities cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been cancelled.

                  (b) A Global Security may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a nominee of such successor Depositary.

                  (c) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to Article Three of this Indenture, the Trustee, upon written notice from the Company and receipt of a Company Order, will authenticate and deliver the Securities in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. In addition, upon an Event of Default or if the Company may at any time determine that the Securities shall no longer be represented by a Global Security, the Company will execute, and subject to Section 305 of this Indenture, the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Securities in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including any Additional Payments) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                                  ARTICLE FIVE

                                    Remedies

SECTION 501. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of (or premium, if any, on) any Security when due whether at Maturity, upon redemption, by declaration or otherwise; or

                  (2) default in the payment of any interest upon any Security, including any Additional Payments in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days; provided, that a valid extension of the interest payment period by the Company pursuant to this Indenture shall not constitute a default in the payment of interest (including any Additional Payments) for this purpose; or

                  (3) failure by the Company to issue and deliver Common Stock upon an election to convert the Securities into Common Stock in accordance with Article Thirteen hereof; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) entry by a court having jurisdiction in the premises of
         (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) the voluntary or involuntary dissolution, winding up or termination of the Trust, except in connection with (i) the distribution of Securities to holders of Preferred Securities in liquidation or redemption of their interests in the Trust, (ii) the redemption of all of the outstanding Preferred Securities of the Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default occurs and is continuing, then and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities and any other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and all accrued interest shall become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the

Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1)      the Company has paid or deposited with
                  the Trustee a sum sufficient to pay

                           (A)      all overdue interest
                  (including any Additional Payments) on
                  all Securities,

                           (B) the principal of any Securities which have
                  become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                           (C) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if:

                  (1) default is made in the payment of any interest (including any Additional Payments) on any Security when such interest becomes due and payable and such default continues for a period of 30 days; provided that a valid extension of the interest payment period by the Company pursuant to this Indenture shall not constitute a default in the payment of any interest (including Additional Payments) for this purpose, or

                  (2)      default is made in the payment of the
         principal of any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, as applicable (including any Additional Payments), and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Interest), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession
                           of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

                  Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:            To the payment of all amounts due
         the Trustee under Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Compounded Interest), respectively.

SECTION 507. Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal and Interest
             and Convert.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Sections 307 and 312) interest (including any Additional Payments) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.

                  Subject to Section 902 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of, premium, if any, or interest (including any Additional Payments) on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected; provided, however, that if the Securities are held by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the Trust shall have consented to such waiver; provided, further, that if the consent of the Holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Securities of the Trust shall have consented to such waiver.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Payments) on any Security or to convert any Security in accordance with Article Thirteen.

SECTION 515. Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution pursuant to this Indenture of any lawful power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 516. Enforcement by Holders of Preferred Securities.

                  (1) Notwithstanding anything to the contrary contained herein, if the Trustee as Holder of the Securities fails to enforce its rights under the Securities (other than rights arising from an Event of Default described in Section 516(2)) after any holder of Preferred Securities shall have made a written request to the Trustee to enforce such rights, such holder of Preferred Securities may, to the fullest extent permitted by law, institute a Direct Action to enforce the Trustee's rights as Holder of the Securities, without first instituting any legal proceeding against the Trustee or any other Person.

                  (2) Notwithstanding anything to the contrary contained herein, if an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Company to pay interest (including any Additional Payments) (subject to Section 312) or principal on the Securities on the date such interest or principal is otherwise payable, the Company acknowledges that, in such event, a holder of Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder, on or after the respective due date specified in the Securities, without first instituting any legal proceeding against the Trustee or any other Person.

                  (3) Notwithstanding any payment made to such holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Securities held by the Trust or the Trustee and the Company shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action.


                                  ARTICLE SIX

                                  The Trustee

SECTION 601. Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603. Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

                  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

SECTION 606. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607. Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of the Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

SECTION 608. Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d)  If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by Company Order may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                  ARTICLE SEVEN

                 Holders' Lists and Reports by Trustee and Company

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not later than February 15 and August 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

                  (a) Within 60 days after May 15 of each year, commencing May 15, 1998, the Trustee shall transmit by mail to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 business days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

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                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, sell, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by purchase, conveyance, transfer or lease, all or substantially all of the properties and assets of the Company on a consolidated basis shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Thirteen;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  This Section shall only apply to a merger or consolidation in which the Company is not the surviving corporation and to conveyances, leases and transfers by the Company as transferor or lessor.

SECTION 802. Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company on a consolidated basis in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Company Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Thirteen; or

                  (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this clause (4) shall not materially adversely affect the interests of the Holders of the Securities or, so long as any of the Preferred Securities shall remain outstanding, the holders of the Preferred Securities; or

                  (5) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (6) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, and all other matters required pursuant to Section 305(b) or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust if a Special Event occurs and is continuing.

SECTION 902. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) extend the Stated Maturity of the principal of, or (subject to Section 312) any installment of interest (including any Additional Payments) on, any Security, or reduce the principal amount thereof, or reduce the rate or (subject to Section
         312) extend the time for payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date), or materially adversely affect the right to convert any Security as provided in Article Thirteen (except as permitted by Section 901(3)), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

provided that if the Securities are held by the Trust or a trustee of the Trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each Outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the Trust shall have consented to such supplemental indenture.

         So long as any Preferred Securities are outstanding, no supplemental indenture shall, without the consent of each holder of Preferred Securities, amend Section 516 so as to eliminate or materially impair the right of such holders to institute Direct Actions in the circumstances set forth therein.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

SECTION 903. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Twelve in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.

SECTION 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                   Covenants; Representations and Warranties

SECTION 1001. Payment of Principal and Interest.

                  The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

                  The Company will maintain in the United States an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, or conversion, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt

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



written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Security Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or

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



interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004. Statement by Officers as to Default.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall file with the Trustee, within five Business Days after becoming aware of any material default or Event of Default an Officer's Certificate specifying such default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 1005. Limitation on Dividends; Covenants as to the Trust.

                  (a) In the event that (i) an Event of Default shall have occurred and be continuing, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee, or (iii) the Company shall have given notice of its election of an Extended Interest Payment Period as provided herein and such period, or any extension thereof, shall be continuing, then, in each case, the Company shall not

                  (i) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (A) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans, (B) as a result of a reclassification of capital stock of the Company or the exchange or conversion of one class or series of the Company's capital stock for another class or series of capital stock of the Company,

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



         (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock of the Company or the security being converted or exchanged or (D) stock dividends paid by the Company which consist of stock of the same class as that on which the dividend is being paid);

                  (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company which rank pari passu with or junior to the Securities; or

                  (iii) make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee and the Common Securities Guarantee).

                  (b) The Company also covenants and agrees (i) that it shall directly or indirectly maintain 100% ownership of the Common Securities of the Trust; provided, however, that any successor of the Company as provided in Article Eight hereunder may succeed to the Company's ownership of such Common Securities and (ii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of the Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations of the Trust, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States Federal income tax purposes.

SECTION 1006. Payment of Expenses of the Trust.

                  In connection with the offering, sale and issuance of the Securities to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company shall:

                  (a) pay for all costs, fees and expenses relating to the offering, sale and issuance of the Securities, including commissions to the Initial Purchasers payable pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of the Indenture;


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



                  (b) be responsible for and pay for all debts and obligations (other than with respect to the Trust Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the underwriters in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

                  (c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

SECTION 1007. Registration Rights.

                  The holders of the Preferred Securities, the Securities, the Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Securities (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of August 12, 1997, among the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that, subject to the terms of the Registration Rights Agreement (including, without limitation, those provisions permitting a Suspension (as defined therein)), (i) it will, at its cost, within 180 days following the date of issuance of the Registrable Securities (the "Issue Date"), prepare and file a Shelf Registration Statement (as defined in the Registration Rights Agreement) with the Commission relating to offers and resales of the Registrable Securities,
(ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act (subject to certain exceptions under the Registration Rights Agreement) no later than 270 days after the Issue Date and (iii) it will use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the second anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided

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



in the Registration Rights Agreement (the "Effectiveness Period").

                  The Company agrees that from and after the date on which any Registration Default occurs, additional interest ("Liquidated Damages") will accrue on the Securities, and accordingly, additional interest will accrue on the Preferred Securities, in each case, from and including the day following the day such Registration Default shall occur (or be deemed to occur as described below) to but excluding the day on which such Registration Default has been cured (or be deemed to be cured as described below). Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Following the cure or deemed cure of a Registration Default, Liquidated Damages will cease to accrue with respect to such Registration Default.

                  "Registration Default" shall mean any of the following events:

                  (i) on or prior to the 180th day following the Issue Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities has not been filed with the Commission;

                  (ii) on or prior to the 270th day following the Issue Date, the Registrable Securities are not the subject of a Shelf Registration Statement which has become effective;

                  (iii) the Registrable Securities are the subject of a Shelf Registration Statement which was effective but which has ceased to be effective for any reason (other than pursuant to clause (iv) or (v) below) prior to the end of the Shelf Registration Period (as defined in the Registration Rights Agreement);

                  (iv) the occurrence of a Suspension (as defined in the Registration Rights Agreement); or

                  (v) the occurrence of an event contemplated by paragraph 3(c)(2)(iii) of the Registration Rights
         Agreement (an "Amendment Event");

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




provided, however, that if the Registration Default consists of the occurrence of any event contemplated by clause (iv) or (v) above, then such Registration Default shall not be deemed to have occurred until the expiration of 30 Business Days after the date of the occurrence of such Suspension or Amendment Event, provided that (a) the Trust and the Company thereafter reasonably promptly comply with the requirements of paragraph 3(i) of the Registration Rights Agreement, if applicable, and (b) in the case of such Amendment Event resulting from an action taken by the Company or the Trust, such action was taken in good faith; and provided, further, that a Registration Default shall not constitute a default or Event of Default hereunder.

                  A Registration Default shall be deemed to have been cured and cease to exist on the date subsequent to the occurrence of such Registration Default on which:

                  (x) in the case of a Registration Default described in clause
         (i), (ii) or (iii) above, the Shelf Registration Statement covering such Registrable Securities shall become effective; or

                  (y) in the case of a Registration Default described in clause
         (iv) or (v) above, upon the Company and the Trust taking action to notify the Holders (for purposes of this clause (y), as that term is defined in the Registration Rights Agreement) of the Registrable Securities that such Suspension or Amendment Event has ended. For purposes of this clause (y), taking action to notify Holders shall be deemed sufficient when notice is first deposited in first class mail or delivered to a courier service or filed with the Commission or publicly disseminated by press release or other release to a news reporting service.


                                 ARTICLE ELEVEN

                           Redemption of Securities;
                     Conditional Right to Shorten Maturity

SECTION 1101. Right of Redemption.

                  (a) The Securities may be redeemed at the election of the Company, as a whole or in part, at any time or from time to time after September 1, 2000, at the Redemption Prices set forth in Section 1109 below.

                  (b) The Securities may, subject to the conditions specified in Section 1110 of this Indenture, be redeemed as a whole but not in part at the election of the Company at

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



any time within 90 days following the occurrence of a Tax Event.

SECTION 1102. Applicability of Article.

                  Redemption of Securities at the election of the Company, as permitted by Section 1101, shall be made in accordance with such provision and this Article.

SECTION 1103. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem Securities pursuant to
Section 1101 shall be evidenced by a Company Order. In case of any redemption at the election of the Company, the Company shall, at least 60 days and no more than 90 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1104.

SECTION 1104. Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or any integral multiple thereof) of the principal amount of the Securities.

                  If Securities selected for partial redemption are converted into Common Stock in part before termination of the conversion right with respect to the portion of the Securities so selected, the converted portion of the Securities shall be deemed (so far as may be) to be the portion selected for redemption. Securities (or portions thereof) which have been converted into Common Stock during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as

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



aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 (or in the case of a redemption at the election of the Company, not less than 20) nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

                  All notices of redemption shall identify the Securities to be redeemed (including, if relevant, CUSIP or ISIN number) and shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                  (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


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SECTION 1106. Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  If any Security called for redemption is converted into Common Stock, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Payments, if any) to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108. Securities Redeemed in Part.

                  In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities and ending at the

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close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Securities to be so redeemed and (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

                  Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  The Company may not redeem fewer than all of the Outstanding Securities unless all accrued and unpaid interest (including Additional Payments) has been paid on all of the Outstanding Securities.

SECTION 1109. Optional Redemption.

                  (a) The Company shall have the right to redeem the Securities, in whole or in part, at any time or from time to time on or after September 1, 2000, upon not less than 20 nor more than 60 days' notice, at a Redemption Price equal to $51.00 per $50 principal amount of the Securities to be redeemed plus any accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date, if redeemed before September 1, 2001, and at $50.50 per $50 principal amount of the Security, if redeemed during the 12-month period beginning September 1, 2001 and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date. Any redemption pursuant to this Section 1109 shall be made pursuant to the provisions of Sections 1101 through 1108 hereof.

                  (b) If a partial redemption of the Securities would result in the delisting of the Preferred Securities issued by the Trust from any national securities exchange or other organization on which the Preferred Securities are listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Securities in whole.

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SECTION 1110. Conditional Right to Shorten Maturity; Tax Event Redemption.

                  If a Tax Event has occurred and is continuing and in the opinion of counsel to the Company experienced in such matters, there would in all cases, after effecting the termination of the Trust and the distribution of the Securities to the holders of the Preferred Securities in exchange therefor upon liquidation of the Trust, be more than an insubstantial risk that an Adverse Tax Consequence would continue to exist, then, notwithstanding Section 1109(a) but subject to Section 1109(b), the Company shall have the right:

          (a) to shorten the Stated Maturity of the Securities to the minimum extent required, but in any event to a date not earlier than August 10, 2012 (the action referred to in this clause (a) being referred to herein as a "Maturity Advancement"), such that, in the opinion of counsel to the Company experienced in such matters, after advancing the Stated Maturity, interest paid on the Securities will be deductible for federal income tax purposes; provided, however, that there shall be delivered to the trustees of the Trust an opinion of counsel (which counsel shall be satisfactory to the trustees of the Trust) that such change in the Stated Maturity will not (i) cause the Trust to fail to be classified as a grantor trust or (ii) result in a taxable event to the holders of the Preferred Securities, or

          (b) if in the opinion of counsel to the Company experienced in such matters, there would in all cases, after effecting a Maturity Advancement, be more than an insubstantial risk that an Adverse Tax Consequence would continue to exist, to redeem the Securities, prior to September 1, 2000, in whole but not in part for cash, upon not less than 30 nor more than 60 days' notice and within 90 days following the occurrence of the Tax Event, at $50 per $50 principal amount of the Securities plus accrued and unpaid interest, including Additional Payments, if any. The redemption payment of $50 per $50 principal amount of the Securities plus accrued and unpaid interest, including Additional Payments, if any, shall be made prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to make such redemption payment by 10:00 a.m. on the date such redemption payment is to be made. In lieu of the foregoing, the Company also shall have the option of causing the Securities to remain outstanding and pay Additional Interest on the Securities.

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                                 ARTICLE TWELVE

                          Subordination of Securities

SECTION 1201. Agreement to Subordinate.

                  The Company covenants and agrees, and each Holder of Securities by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Twelve; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, and interest (including Additional Payments) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred; provided however, that no provision of this Article Twelve shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 1202. Default on Senior Indebtedness.

                  In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal of (including redemption payments), premium, if any, or interest on the Securities.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 1202, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and

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owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 1203. Liquidation; Dissolution; Bankruptcy.

                  Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts (including principal, premium, if any, and interest) due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest (including Additional Payments) on the Securities; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article Twelve, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or

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to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  For purposes of this Article Twelve, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Twelve with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its properties and assets on a consolidated basis to another Person upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 1203 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article Eight hereof. Nothing in Section 1202 or in this Section 1203 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607 hereof.

SECTION 1204. Subrogation.

                  Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any,) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the

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Trustee would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of
Section 603, and the Holders of the Securities, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.


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SECTION 1205. Trustee to Effectuate Subordination.

                  Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

SECTION 1206. Notice by the Company.

                  The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 603 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1206 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  The Trustee, subject to the provisions of Section 603, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or

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distribution pursuant to this Article Twelve, the Trustee may request such
Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1207. Rights of the Trustee; Holders of Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 603, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Twelve and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 1208. Subordination May Not Be Impaired.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture,

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



regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


                                ARTICLE THIRTEEN

                            Conversion of Securities

SECTION 1301. Conversion Rights.

                  Subject to and upon compliance with the provisions of this Article, the Securities are convertible, at the option of the Holder, at any time beginning 60 days following the first date of original issuance of the Securities and on or before redemption as provided below or the close of business at their Stated Maturity, into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.047 shares of Common Stock for each $50 in aggregate principal amount of Securities (equal to a conversion price of $47.75 per share of Common Stock), subject to adjustment as described in this Article Thirteen. A Holder of Securities may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by such conversion price. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business

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



on the Business Day prior to the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

SECTION 1302. Conversion Procedures.

                  (a) In order to convert all or a portion of the Securities, the Holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Declaration to convert such Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $50 principal amount of Securities for each Preferred Security) and (ii) to immediately convert such Securities, on behalf of such holder, into Common Stock of the Company pursuant to this Article Thirteen and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Notice of Conversion duly executed and delivered to the Conversion Agent by a holder of Preferred Securities.

                  If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Securities being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the

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Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

                  (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Securities so converted and any unpaid interest (including Additional Payments) accrued on such Securities at the time of such conversion.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the current market price of such fractional interest on the date on which the Securities or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the holder of the Preferred Securities so converted.

                  (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 305.

                  (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Securities) and as agent of the Holders of Securities (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities held

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by the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article Thirteen and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article Thirteen and to deliver to the Trust a new Security or Securities for any resulting unconverted principal amount.

                  (f) All shares of Common Stock delivered upon any conversion of restricted securities shall bear a restrictive legend substantially in the form of the legend required to be set forth on such Securities and shall be subject to the restrictions on transfer provided in such legend and in Section 305(b) hereof. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or the Conversion Agent shall have provided to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Securities delivered for conversion are restricted securities.

SECTION 1303. Conversion Price Adjustments.

                  The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

                  (a) In case the Company shall, while any of the Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Securities been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event).

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If, as a result of an adjustment made pursuant to this subsection (a), the
Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted conversion price between or among shares of such classes or series of capital stock.

                  (b) In case the Company shall, while any of the Securities are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (f) below) on the record date mentioned below, the conversion price for the Securities shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not so delivered after the expiration of such rights or warrants, the conversion price shall be readjusted to the conversion price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in

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



effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                  (c) Subject to the last sentence of this subparagraph, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (a) of this Section 1303), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (c) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (f)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date, provided, however, that in the event the numerator shall be less than one, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion the amount of such distribution such Holder would have received had such Holder converted each Security immediately prior to the Reference Date. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of the Common Stock (determined as provided in subparagraph
(f)). For purposes of this subparagraph (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of

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capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any conversion price reduction required by this subparagraph (c)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (c) "the date fixed for such determination" within the meaning of subparagraphs (a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the conversion price in subparagraph (a).

                  (d) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in cash (excluding any cash dividend on Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any quarter does not exceed the greater of (i) the amount per share of Common Stock of the immediately preceding quarterly dividend on Common Stock to the extent such preceding quarterly dividend did not require an adjustment of the conversion price pursuant to this subsection
(d) (as adjusted, if applicable, to reflect subdivisions or combinations of Common Stock), and (ii) 15% of the current market price per share determined as of the Trading Day immediately preceding the date of declaration of such dividend, and excluding any dividend or distribution in connection with the liquidation, dissolution or winding-up of the Company), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subsection
(d) by a fraction of which the numerator shall be the current market price per share (determined as of the Trading Day immediately preceding the date of declaration of such dividend) of Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and of which the denominator shall be such current market price per share of the Common Stock (determined as of the Trading Day immediately preceding the date of declaration of such dividend), such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal

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



to or greater than the current market price per share (determined as of the Trading Day immediately preceding the date of declaration of such dividend) of Common Stock on the record date mentioned above, in lieu of any conversion price adjustment pursuant to this clause (d), adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion an amount of cash which equals the amount by which such portion of cash so distributed applicable to one share of Common Stock exceeds the greater of (A) the per share amount of the immediately preceding quarterly cash dividend on its Common Stock (as adjusted to reflect any of the events listed in Sections 1303 or 1304) and (B) 15% of the current market price per share of the Common Stock as of the Trading Day immediately preceding the date of declaration of such dividend. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded as provided above. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

                  (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subsection (e) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of the Common Stock on the Trading Day next succeeding the

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Expiration Time and of which the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of the Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time.

                  (f) For the purpose of any computation under subparagraphs
(b) or (c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such ten Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 1303, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the New York Stock Exchange or on such successor securities exchange as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

                  (g) The Company may make such reductions in the conversion price, in addition to those required by subparagraphs (a) through (f), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income

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



tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the conversion price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the reduction at least fifteen (15) days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

                  (h) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

                  (i) If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Securities.

SECTION 1304. Reclassification, Consolidation, Merger or Sale of Assets.

                  In the event that the Company shall be a party to any transaction (including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger or consolidation which does not result in a reclassification, conversion, exchange or cancellation of the outstanding shares of Common Stock of the Company), (c) any sale or transfer of all or substantially all of the assets of the Company or (d) any compulsory share exchange pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction (i) whereby the Holder of each Security then outstanding shall have the right thereafter to convert such Security only into the kind and amount of securities, cash and other property receivable

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



upon consummation of such transaction by a holder of the number of shares of Common Stock of the Company into which such Security could have been converted immediately prior to such transaction and (ii) to provide for adjustments which, for events subsequent to the effective date of such provision, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Thirteen. The above provisions shall similarly apply to successive transactions of the foregoing type.

SECTION 1305. Notice of Adjustments of Conversion Price.

                  Whenever the conversion price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Securities; and

                  (b) a notice stating the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Company and the Trust.

SECTION 1306. Prior Notice of Certain Events.

                  In case:

                           (i) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 1303(c) or
         (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 1303;

                           (ii) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                           (iii) of any reclassification of Common Stock (other than a subdivision or combination of the

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



         outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                           (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (a) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the stock transfer books of the Trust or (b) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 1307. Certain Defined Terms.

                  The following definitions shall apply to terms used in this Article Thirteen:

                           (1) "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such common stock, in each case on the NYSE Composite Tape or, if the common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which such common stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

                           (2) "Trading Day" shall mean a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

SECTION 1308. Dividend or Interest Reinvestment Plans.

                  Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company (including without limitation, the Company's Employee Stock Option Plan, Employee Stock Purchase Plan and 401(k) Plan) or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued (whether or not subsequently amended), shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the conversion price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article Thirteen.

SECTION 1309. Certain Additional Rights.

                  In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 1303(c) (including, without limitation, dividends or distributions referred to in the last sentence of Section 1303(c)), the Holder of the Securities, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the

Securities are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Securities so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

SECTION 1310. Restrictions on Common Stock Issuable Upon Conversion.

                  (a) Shares of Common Stock to be issued upon conversion of a Security in respect of Restricted Preferred Securities (as defined in the Declaration) shall bear such restrictive legends as the Company may provide in accordance with applicable law.

                  (b) If shares of Common Stock to be issued upon conversion of a Security in respect of Restricted Preferred Securities are to be registered in a name other than that of the Holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common

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



Stock or such Preferred Securities issued upon conversion of any such Security in respect of such Preferred Securities not so accompanied by a properly completed certificate.

SECTION 1311. Trustee Not Responsible for Determining Conversion Price or
              Adjustments.

                  Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Security to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article Ten or this Article Thirteen.


                                ARTICLE FOURTEEN

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

SECTION 1401.   No Recourse.

                  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                     CALENERGY COMPANY, INC.


                                     By: /s/ Steven A. McArthur
                                         -----------------------------------
                                         Name:          Steven A. McArthur
                                         Title:         Senior Vice President,
                                                        General Counsel and
                                                        Secretary






                                     THE BANK OF NEW YORK,
                                         AS TRUSTEE


                                     By: /s/ Mary La Gumina
                                         -----------------------------------
                                         Name:   Mary La Gumina
                                         Title:  Assistant Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On the 12th day of August, 1997 before me personally came Steven A. McArthur, to me known, who, being by me duly sworn, did depose and say that he is the Senior Vice President, General Counsel and Secretary of CalEnergy Company, Inc., one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such corporation.



                                     /s/ Nkechi Obiora
                              ---------------------------------
                               Notary Public State of New York

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


                  On the 12th day of August, 1997 before me personally came Mary La Gumina, to me known, who, being by me duly sworn, did depose and say that he is a(n) Assistant Vice President of The Bank of New York, a corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such corporation.



                                      /s/ Nkechi Obiora
                               ---------------------------------
                                Notary Public State of New York

                                   EXHIBIT A

                                FORM OF SECURITY

                           [FORM OF FACE OF SECURITY]

[Include Restricted Securities Legend: THIS SECURITY HAS AND ANY COMMON STOCK (AND RELATED RIGHTS) ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER ("RULE 144A"). THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF CALENERGY COMPANY, INC. (THE "COMPANY") THAT: (I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D) OR (E) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL,

CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

                            CALENERGY COMPANY, INC.

                     6 1/2% Convertible Junior Subordinated
                               Debenture Due 2027

No._________                                                      $___________
                                                         [CUSIP No. _________]

                  CALENERGY COMPANY, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called "the Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum [indicated on Schedule A hereof]* [of ______ Dollars]** ($_____________________) on September
1, 2027, provided that the Company may shorten the maturity of the principal of this Security to a date not earlier than August 10, 2012, as described on the reverse hereof.

Interest Payment Dates:      March 1, June 1, September 1 and
                             December 1, commencing
                             September 1, 1997

Regular Record Dates:        the close of business on the
                             15th day immediately preceding
                             each Interest Payment Date,
                             commencing August 17, 1997

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

--------
*        Applicable to Global Securities only.
**       Applicable to certificated Securities only.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officer.

Dated:  _________________

                                 CALENERGY COMPANY, INC.


                                  By:________________________
                                     Name:
                                     Title:

                                                   TRUSTEE'S CERTIFICATE
                                                   OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.





Dated:  _____________            THE BANK OF NEW YORK,
                                   as Trustee


                                 By: _______________________
                                     Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                            CALENERGY COMPANY, INC.

                     6 1/2% Convertible Junior Subordinated
                              Debenture Due 2027*

                  (1) Interest. CalEnergy Company, Inc., a Delaware corporation (the "Company"), is the issuer of this 6 1/2% Convertible Junior Subordinated Debenture Due 2027 (the "Security") limited in aggregate principal amount to $231,958,800 (or $278,350,600 if the over-allotment option is exercised in full), issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Securities in cash from August 12, 1997 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on March 1, June 1, September 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing September 1, 1997, at the rate of 6 1/2% per annum (subject to increase as provided in Section 13 hereto) plus Additional Interest, if any, until the principal hereof shall have become due and payable.

                  The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded quarterly. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Interest as set forth in this Security.

                  (2) Additional Interest. The Company shall pay to CalEnergy Capital Trust III (and its permitted successors or assigns under the Declaration) (the "Trust") such additional amounts as may be necessary in order that the amount of dividends or other distributions then due and payable by the Trust on the Preferred Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any additional taxes, duties and other governmental charges of whatever nature
--------
* All terms used in this Security which are defined in the Indenture or in the Declaration attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

(other than withholding stamp or transfer taxes) imposed by the United States or any other taxing authority.

                  (3)      Extension of Interest Payment Period.  The
Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (an "Extended Interest Payment Period") during which Extended Interest Payment Period no interest shall be due and payable; provided, that no Extended Interest Payment Period may extend beyond the Maturity Date, as then in effect, or any earlier Redemption Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period, will bear interest thereon at 6 1/2% compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any Additional Payments that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Registrar on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the expiration of any Extended Interest Payment Period, the Company may elect to continue to defer payments of interest for another consecutive Extended Interest Payment Period; provided, that any such Extended Interest
Payment Period, together with all such previous and consecutive Extended Interest Payment Periods, shall not exceed 20 consecutive quarters and shall not extend beyond the Maturity Date, as then in effect. Upon the expiration of any Extended Interest Payment Period and upon the payment of all Additional Payments, if any, then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof.

                  If the Property Trustee is the sole holder of the Securities at the time the Company selects an Extended Interest Payment Period, the Company shall give notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extended Interest Payment Period at least one Business Day prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

                  If the Property Trustee is not the sole holder of the Securities at the time the Company selects an Extended Interest Payment Period, the Company shall give the Holders of these Securities and the Trustee notice of its selection of an Extended Interest Payment Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or
(ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Company is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Securities on the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date.

                  The quarter in respect of which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under the first paragraph of this Section 3.

                  (4) Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the 15th day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing August 17, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  (5) Paying Agent and Security Registrar. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                  (6) Indenture. The Company issued the Securities under an indenture, dated as of August 12, 1997 (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $231,958,800 in aggregate principal amount (or up to $278,350,600 if the over-allotment option is exercised) and subordinated in right of payment to all existing and future Senior Indebtedness of the Company. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  (7) Optional Redemption. The Securities are redeemable at the Company's option at any time and from time to time after September 1, 2000, upon not less than 20 or more than 60 days' notice, at a Redemption Price equal to $51.00 per $50 principal amount of the Securities to be redeemed plus any accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date, if redeemed before September 1, 2001, and at $50.50 per $50 principal amount of the Security, if redeemed during the 12-month period beginning September 1, 2001 and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

                  (8) Conditional Right to Shorten Maturity; Optional Redemption Upon Tax Event. If a Tax Event shall occur and be continuing and in the opinion of counsel to the Company experienced in such matters, there would in all cases, after effecting the termination of the Trust and the distribution of the Securities to the holders of the Preferred Securities in exchange therefor, be more than an insubstantial risk that an Adverse Tax Consequence would continue to exist, then the Company shall have the right:

          (a) to shorten the Stated Maturity of the Securities to the minimum extent required, but in any event to a date not earlier than August 10, 2012 (the action referred to in this clause (a) being referred to herein as a "Maturity Advancement"), such that, in the opinion of counsel to the Company experienced in such matters, after advancing the Stated Maturity, interest paid on the Securities will be deductible for federal income tax purposes; provided, however, that there shall be delivered to the trustees of the Trust an opinion of counsel (which counsel shall be satisfactory to the trustees of the Trust) that such change in the Stated Maturity will not (i) cause the Trust to fail to be classified as a grantor trust or (ii) result in a taxable event to the holders of the Preferred Securities, or

          (b) if in the opinion of counsel to the Company experienced in such matters, there would in all cases, after effecting a Maturity Advancement, be more than an insubstantial risk that an Adverse Tax Consequence would continue to exist, to redeem the Securities, prior to September 1, 2000, in whole but not in part for cash, upon not less than 30 nor more than 60 days' notice and within 90 days following the occurrence of the Tax Event, at 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Payments, if any, and following such redemption, all the Preferred Securities will be redeemed by the Trust at the liquidation preference of $50 per each Preferred Security plus accrued and unpaid distributions.

                  In lieu of the foregoing, the Company also shall have the option of causing the Securities to remain outstanding and pay Additional Interest on the Securities.

                  (9) Notice of Redemption. Notice of redemption will be mailed at least 30 (or in the case of a redemption at the election of the Company, at least 20) but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at his address of record. The Securities in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

                  If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

                  (10) Mandatory Redemption. The Securities will mature on September 1, 2027, provided that the Company may shorten the maturity of the principal of this Security to a date not earlier than August 10, 2012, as described in paragraph 8 above, and may be redeemed, in whole or in part, at any time after September 1, 2000 or at any time in certain circumstances upon the occurrence of a Tax Event. Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities having an aggregate liquidation amount of the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

                  (11) Subordination. The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness (as defined below) of the Company, as described in the Indenture. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

                  Senior Indebtedness shall mean in respect of the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness issued after the date of original issuance of the Securities that is by its terms subordinated to or pari passu with the Securities and (2) any indebtedness (including all other debt securities and guarantees in respect of those debt securities) initially issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities which by their terms rank pari passu with, or junior to, the Preferred Securities. The Preferred Securities shall rank pari passu with the 6 1/4% Term Income Deferrable Equity Securities of the Company and the 6-1/4% Trust Convertible Preferred Securities of the Company. The Securities shall rank pari passu with the 6 1/4% Convertible Junior Subordinated Interest Debentures Due 2016 of the Company and the 6-1/4% Convertible Junior Subordinated Debentures Due 2012 of the Company.

                  (12) Conversion. The Holder of any Security has the right, exercisable at any time beginning 60 days following the first date of original issuance of the Securities and prior to the close of business (New York time) on the date of the Security's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at an initial conversion rate of 1.047 shares of Common Stock for each Security (equivalent to a conversion price of $47.75 per share of Common Stock of the Company), subject to adjustment under certain circumstances, except that if a Security is called for redemption, the conversion right will terminate at the close of business on the Redemption Date.

                  To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

                  (13) Registration Rights. The holders of the Preferred Securities, the Securities, the Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Securities (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of August 12, 1997, among the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that, subject to the terms of the Registration Rights Agreement (including, without limitation, those provisions permitting a Suspension (as defined therein)) (i) it will, at its cost, within 180 days following the date of issuance of the Registrable Securities (the "Issue Date"), prepare and file a Shelf Registration Statement (as defined in the Registration Rights Agreement) with the Commission relating to offers and resales of the

Registrable Securities, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act (subject to certain exceptions under the Registration Rights Agreement) no later than 270 days after the Issue Date and (iii) it will use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the second anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period").

                  The Company agrees that from and after the date on which any Registration Default occurs, additional interest ("Liquidated Damages") will accrue on the Securities, and accordingly, additional interest will accrue on the Preferred Securities, in each case, from and including the day following the day such Registration Default shall occur (or be deemed to occur as described below) to but excluding the day on which such Registration Default has been cured (or be deemed to be cured as described below). Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Following the cure or deemed cure of a Registration Default, Liquidated Damages will cease to accrue with respect to such Registration Default.

                  "Registration Default" shall mean any of the following events:

                  (i) on or prior to the 180th day following the Issue Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities has not been filed with the Commission;

                  (ii) on or prior to the 270th day following the Issue Date, the Registrable Securities are not the subject of a Shelf Registration Statement which has become effective;

                  (iii) the Registrable Securities are the subject of a Shelf Registration Statement which was effective but which has ceased to be effective for any reason (other than pursuant to clause (iv) or (v) below) prior to the end of the Shelf Registration Period (as defined in the Registration Rights Agreement);

                  (iv) the occurrence of a Suspension (as defined in the Registration Rights Agreement); or

                  (v) the occurrence of an event contemplated by paragraph 3(c)(2)(iii) of the Registration Rights
         Agreement (an "Amendment Event");

provided, however, that if the Registration Default consists of the occurrence of any event contemplated by clause (iv) or (v) above, then such Registration Default shall not be deemed to have occurred until the expiration of 30 Business Days after the date of the occurrence of such Suspension or Amendment Event, provided that (a) the Trust and the Company thereafter reasonably promptly comply with the requirements of paragraph 3(i) of the Registration Rights Agreement, if applicable, and (b) in the case of such Amendment Event resulting from an action taken by the Company or the Trust, such action was taken in good faith; and provided, further, that a Registration Default shall not constitute a default or Event of Default hereunder.

                  A Registration Default shall be deemed to have been cured and cease to exist on the date subsequent to the occurrence of such Registration Default on which:

                  (x) in the case of a Registration Default described in clause
         (i), (ii) or (iii) above, the Shelf Registration Statement covering such Registrable Securities shall become effective; or

                  (y) in the case of a Registration Default described in clause
         (iv) or (v) above, upon the Company and the Trust taking action to notify the Holders (for purposes of this clause (y), as that term is defined in the Registration Rights Agreement) of the Registrable Securities that such Suspension or Amendment Event has ended. For purposes of this clause (y), taking action to notify Holders shall be deemed sufficient when notice is first deposited in first class mail or delivered to a courier service or filed with the Commission or publicly disseminated by press release or other release to a news reporting service.

                  (14) Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  (15) Persons Deemed Owners. Except as provided in
Section 4 hereof, the registered Holder of a Security may be treated as its owner for all purposes.

                  (16) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  (17) Defaults and Remedies. The Securities shall have the Events of Default as set forth in Section 501 of the Indenture. If an Event of Default occurs and is continuing, the Trustee by notice to the Company or the holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the

Trustee may declare all the Securities to be due and payable immediately.

                  The holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

                  (18) Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  (19) Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

                  (20) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                  (21) Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                  (22) Authentication. The Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

                  (23) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

                            CalEnergy Company, Inc.
                        302 South 36th Street, Suite 400
                             Omaha, Nebraska 68131

                         Attention of: General Counsel

                                ASSIGNMENT FORM


                To assign this Security, fill in the form below:

                (I) or (we) assign and transfer this Security to


______________________________________________________________________________
              (Insert assignee's social security or tax I.D. no.)


______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


         Your Signature: _____________________________________________________
                         (Sign exactly as your name appears on
                         the other side of this Security)

         Date: __________________________


         Signature Guarantee:* ______________________________

[Include the following if the Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Securities evidenced by this certificate, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW

         (1)      |_|      exchanged for the undersigned's own account
                           without transfer; or

         (2)      |_|      transferred pursuant to and in compliance
                           with Rule 144A under the Securities Act of 1933; or

-------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

         (3)      |_|      transferred pursuant to and in compliance
                           with Regulation S under the Securities Act of 1933; or

         (4)      |_|      transferred pursuant to another available
                           exemption from the registration requirements of the Securities Act of 1933; or

         (5)      |_|      transferred pursuant to an effective Shelf
                           Registration Statement (as defined in Section 1007 of the Indenture).

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that after the date that a Shelf Registration Statement becomes effective and so long as such Shelf Registration Statement continues to be effective, the Trustee may only permit transfers for which box (5) has been checked.


                                              _______________________
                                                     Signature

Signature Guarantee:*


                                              ________________________]
Signature must be guaranteed                         Signature



             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that


------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: _______________________           _____________________________
                                         NOTICE:           To be executed by
                                                           an executive
                                                           officer]

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

                                   SCHEDULE A

          The initial principal amount of this Global Security shall be $_______________. The following increases or decreases in the principal amount of this Global Security have been made:

========================================================================================================================
                Amount of increase in
                Principal Amount of this                               Principal Amount of this    Signature of
                Global Security             Amount of decrease in      Global Security             authorized officer
                including upon exercise     in Principal Amount        following such decrease     of Trustee or
Date Made       of over-allotment option    of this Global Security    or increase                 Securities Custodian
------------------------------------------------------------------------------------------------------------------------

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========================================================================================================================

                              ELECTION TO CONVERT

To:  CalEnergy Company, Inc.

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of CALENERGY COMPANY, INC. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Agreement relating to the Common Stock issuable upon conversion of the Securities.

Dated: ___________

       in whole _____
                                                     Portions of Security to be
                                                     converted ($50 or integral
                                                     multiples thereof):
                                                     $______________

                                ______________________________
                                Signature (for conversion only)

                                           Please Print or Typewrite Name
                                           and Address, Including Zip
                                           Code, and Social Security or
                                           Other Identifying Number



                               ____________________________
                               ____________________________
                               ____________________________

                                      Signature Guarantee:* _________________

--------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                    ANNEX I

                   AMENDED AND RESTATED DECLARATION OF TRUST